Supplement Dated January 5, 2018

This supplement is intended for distribution with prospectuses dated May 1, 2017, or later, for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Accumulation VUL 2014	Survivorship Variable Universal Life
Corporate VUL	Majestic VULX
Protection VUL 2012	Majestic Survivorship VULX
Protection VUL 2017	Majestic VCOLIX
Simplified Life

Medallion Executive Variable Life	Medallion Variable Life
Medallion Executive Variable Life II	Protection Variable Universal Life
Medallion Executive Variable Life III	Variable Estate Protection
Majestic Variable Universal Life	Variable Estate Protection Plus
Majestic Variable Universal Life 98	Variable Estate Protection Edge
Variable Master Plan Plus	Performance Executive Variable Life
Majestic Variable COLI	Performance Survivorship Variable Universal Life
Majestic Variable Estate Protection	Medallion Variable Universal Life Plus
Majestic Variable Estate Protection 98	Medallion Variable Universal Life Edge
Majestic Performance VUL	Medallion Variable Universal Life Edge II
Majestic Performance Survivorship VUL	Accumulation VUL
eVariable Life	Accumulator
EPVUL	VUL Protector
SPVL	SVUL
CVUL

Subadviser Change – Small Cap Opportunities

Effective on or about the close of business on December 26, 2017, GW&K Investment Management, LLC replaced Invesco Advisers, Inc. as subadviser for the portion of the funds that were previously managed by Invesco Advisers, Inc. The Table of Investment Options and Investment Subadvisers is hereby amended to reflect this change. Dimensional Fund Advisors LP will continue to manage its portion of the fund’s assets as a subadviser of this fund.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

333-164150	333-164154	333-164162	333-164166	333-164170
333-164151	333-164155	333-164163	333-164167	333-164171
333-164152	333-164156	333-164164	333-164168	333-164173
333-164153	333-164161	333-164165	333-164169	333-85284

333-88748	333-71136	333-100597	333-124150	333-131299
333-141692	333-148991	333-151630	333-152406	333-153252

333-157212	333-170570	333-193994	333-194818	333-217721
333-100567	333-126668	333-152409	333-85296	333-88972
333-33504	333-100664	333-127543	333-131139	333-131134
333-132905	333-141693	333-148992	333-151631	333-152407
333-152408	333-153253	333-157213	333-179571	333-193995
333-194818	333-221236

2